Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Cereplast, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Okada, Vice President & Chief Accounting Officer and Principal Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2013	By:	/s/ Michael Okada
Michael Okada
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)